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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                              September 19, 2001
                 ---------------------------------------------
                       (Date of earliest event reported)



                       INTEGRATED CIRCUIT SYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Pennsylvania                  0-19299             23-2000174
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  (State or other jurisdiction of       (Commission          (IRS Employer
   incorporation or organization)       File Number)      Identification No.)


      2435 Boulevard of the Generals
         Norristown, Pennsylvania                                19403
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  (Address of principal executive offices)                     (Zip Code)



                                (610) 630-5300
            ------------------------------------------------------
              (Registrant's telephone number including area code)



                                 Not Applicable
           --------------------------------------------------------
              (Former name former address and former fiscal year,
                         if changed since last report)
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Item  5. Other Events

On September 19, 2001, Integrated Circuit Systems, Inc. announced that it Board of Directors has authorized a stock repurchase program. The repurchase program authorizes the purchase, from time to time, of 2,000,000 shares of the Company's common stock.

We also announced that we reiterate our revenue and earnings guidance for the fiscal quarter ending September 29, 2001. We expressed confidence that it would meet stated targets of flat revenue and fully diluted earnings per share compared to the June 2001 quarter.
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Exhibits (c)

Integrated Circuit Systems, Inc. press release dated September 19, 2001.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 19, 2001          INTEGRATED CIRCUIT SYSTEMS, INC.


                                   By:  /S/ Justine F. Lien
                                        ------------------------
                                        Justine F. Lien
                                        Vice President and CFO